SUPPLEMENT DATED JULY 8, 2010
TO PROSPECTUS DATED MAY 1, 1994
WRL FREEDOM SP PLUS ®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the paragraph entitled “Payment of Premiums” on page 27 of your prospectus:

While there is indebtedness, additional premium payments in excess of $1,000 will be treated as premium payments unless clearly marked as loan repayments.

The following sentence is deleted from the paragraph entitled “Repayment of Indebtedness” on page 35 of your prospectus:

While there is indebtedness, additional premium payments in excess of $1,000 will be treated as premium payments unless the Policyowner indicates that the payment should be treated as loan repayments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1994 PRODUCT PROSPECTUS